LOUISIANA-PACIFIC CORPORATION

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                              Effective May 1, 1997

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                                TABLE OF CONTENTS

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ARTICLE I--PURPOSE; EFFECTIVE DATE.............................................1

ARTICLE II--DEFINITIONS........................................................1

2.1 Account....................................................................1
2.2 Acquiring Person...........................................................1
2.3 Actuarial Equivalent.......................................................1
2.4 Beneficiary................................................................2
2.5 Board......................................................................2
2.6 Change in Control..........................................................2
2.7 Committee..................................................................3
2.8 Compensation...............................................................3
2.9 Corporation................................................................3
2.10 Deferral Commitment.......................................................3
2.11 Deferral Period...........................................................4
2.12 Determination Date........................................................4
2.13 Disability................................................................4
2.14 Early Retirement Date.....................................................4
2.15 Elective Deferred Compensation............................................4
2.16 Employee..................................................................4
2.17 Employer..................................................................4
2.18 Employer Plans............................................................4
2.19 Employment................................................................4
2.20 Financial Hardship........................................................5
2.21 Interest..................................................................5
2.22 Normal Retirement Date....................................................5
2.23 Participant...............................................................5
2.24 Participation Agreement...................................................5
2.25 Plan Benefit..............................................................6
2.26 Qualified Plan............................................................6
2.27 Retirement................................................................6
2.28 Years of Service..........................................................6

ARTICLE III--PARTICIPATION AND DEFERRAL COMMITMENTS............................6

3.1 Eligibility and Participation..............................................6
3.2 Form of Deferral; Minimum Deferral.........................................6
3.3 Elections for Part Years...................................................7
3.4 Limitation on Deferral.....................................................7
3.5 Modification of Deferral Commitment........................................7
3.6 Cessation of Eligibility...................................................7

                                                                             (i)

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                                TABLE OF CONTENTS

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ARTICLE IV--DEFERRED COMPENSATION ACCOUNT......................................7
4.1 Accounts...................................................................7
4.2 Elective Deferred Compensation.............................................7
4.3 Qualified Plan Makeup Credit...............................................7
4.4 Interest...................................................................8
4.5 Determination of Accounts..................................................8
4.6 Vesting of Accounts........................................................8
4.7 Statement of Accounts......................................................8

ARTICLE V--PLAN BENEFITS.......................................................8

5.1 Retirement Benefit.........................................................8
5.2 Termination Benefit........................................................8
5.3 Death Benefit..............................................................9
5.4 In-Service Withdrawals.....................................................9
5.5 Hardship Distributions.....................................................9
5.6 Form of Benefit Payment....................................................9
5.7 Small Accounts............................................................10
5.8 Accelerated Distribution..................................................10
5.9 Excise Tax and Lost Benefit Makeup........................................10
5.10 Withholding; Payroll Taxes...............................................10
5.11 Payment to Guardian......................................................11

ARTICLE VI--BENEFICIARY DESIGNATION...........................................11

6.1 Beneficiary Designation...................................................11
6.2 Changing Beneficiary......................................................11
6.3 Community Property........................................................11
6.4 No Beneficiary Designation................................................12
6.5 Effect of Payment.........................................................12

ARTICLE VII--ADMINISTRATION...................................................12

7.1 Committee; Duties.........................................................12
7.2 Agents....................................................................13
7.3 Binding Effect of Decisions...............................................13
7.4 Indemnity of Committee....................................................13

ARTICLE VIII--CLAIMS PROCEDURE................................................13

8.1 Claim.....................................................................13

                                                                            (ii)

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                                TABLE OF CONTENTS

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8.2 Denial of Claim...........................................................13
8.3 Review of Claim...........................................................13
8.4 Final Decision............................................................13

ARTICLE IX--AMENDMENT AND TERMINATION OF PLAN.................................14

9.1 Amendment.................................................................14
9.2 Employer's Right to Terminate.............................................14

ARTICLE X--MISCELLANEOUS......................................................15

10.1 Unfunded Plan............................................................15
10.2 Unsecured General Creditor...............................................15
10.3 Trust Fund...............................................................15
10.4 Nonassignability.........................................................15
10.5 Not a Contract of Employment.............................................15
10.6 Protective Provisions....................................................16
10.7 Terms....................................................................16
10.8 Captions.................................................................16
10.9 Governing Law; Arbitration...............................................16
10.10 Validity................................................................16
10.11 Notice..................................................................16
10.12 Successors..............................................................16

                                                                           (iii)

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                          LOUISIANA-PACIFIC CORPORATION

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                       ARTICLE I--PURPOSE; EFFECTIVE DATE

         The purpose of this Executive Deferred Compensation Plan (the "Plan") is to provide current tax planning opportunities as well as supplemental funds for retirement or death for selected employees of Louisiana-Pacific Corporation (the "Corporation"). It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing them with these benefits. The Plan shall be effective as of May 1, 1997.

                             ARTICLE II--DEFINITIONS

         For the purposes of this Plan, the following terms shall have the meanings indicated unless the context clearly indicates otherwise:

2.1      ACCOUNT

         "Account" means the Retirement Account or the Moody's Account, where appropriate, as maintained by the Employer in accordance with Article IV with respect to any deferral of Compensation pursuant to this Plan. A Participant's Retirement Account or Moody's Account shall be utilized solely as a device for the determination and measurement of the amounts to be paid to the Participant pursuant to the Plan. A Participant's Account shall not constitute or be treated as a trust fund of any kind.

2.2      ACQUIRING PERSON

         "Acquiring Person" means any person or related person or related persons which constitute a "group" for purposes of Section 13(d) and Rule 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act"), as such Section and Rule are in effect as of the Grant Date; provided, however, that the term Acquiring Person shall not include:

              (a) Corporation or any of its Subsidiaries;

              (b) Any employee benefit plan or related trust of Corporation or any of its Subsidiaries;

              (c) Any entity holding voting capital stock of Corporation for or pursuant to the terms of any such employee benefit plan; or

              (d) Any person or group solely because such person or group has voting power with respect to capital stock of Corporation arising from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the Exchange Act.

2.3      ACTUARIAL EQUIVALENT

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         "Actuarial  Equivalent"  means  equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Corporation, using sound actuarial assumptions at the time of such determination.

2.4      BENEFICIARY

         "Beneficiary"  means  the  person,  persons  or entity  entitled  under
Article VI to receive any Plan benefits payable after a Participant's death.

2.5      BOARD

         "Board" means the Board of Directors of the Corporation.

2.6      CHANGE IN CONTROL

         A "Change in Control" shall occur upon:

              (a) The acquisition by any Acquiring Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of the combined voting power of the then outstanding Voting Securities; provided, however, that for purposes of this paragraph (a), the following acquisitions will not constitute a Change in Control:

                   (i)    Any acquisition directly from Corporation;

                   (ii)   Any acquisition by Corporation;

                   (iii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Corporation or any corporation controlled by Corporation; or

                   (iv) Any acquisition by any corporation pursuant to a transaction that complies with clauses (i), (ii), and (iii) of paragraph (c) of this definition of Change in Control; or

              (b) During any period of twelve (12) consecutive calendar months, individuals who at the beginning of such period constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director during the period whose election, or nomination for election, by Corporation's shareholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

              (c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of Corporation (a "Business Combination") in each case, unless, following such Business Combination:

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                   (i)   All  or  substantially   all  of  the  individuals  and
              entities who were the beneficial  owners of the Voting  Securities
              outstanding   immediately  prior  to  such  Business   Combination
              beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting
              securities   entitled  to  vote   generally  in  the  election  of
              directors,  as the case may be, of the corporation  resulting from
              such  Business  Combination  (including,   without  limitation,  a
              corporation which as a result of such transaction owns Corporation or all or substantially all of Corporation's assets either directly or through one (1) or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Voting Securities;

                   (ii) No Person (excluding any employee benefit plan, or related trust, of Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and

                   (iii) At  least a  majority of the  members  of the  board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

              (d) Approval by the shareholders of Corporation of any plan or proposal for the liquidation or dissolution of Corporation.

2.7      COMMITTEE

         "Committee" means the Committee appointed by the Chief Executive Officer to administer the Plan pursuant to Article VII.

2.8      COMPENSATION

         "Compensation" means total cash compensation, including bonuses paid by the Employer, and before reduction for amounts deferred under the Plan or any tax qualified plan sponsored by the Employer which permits deferral of current compensation. Compensation does not include expense reimbursements, overtime, any form of noncash compensation or benefits.

2.9      CORPORATION

         "Corporation"   means   Louisiana-Pacific   Corporation,   a   Delaware
corporation, or any successor to the business thereof.

2.10     DEFERRAL COMMITMENT

         "Deferral Commitment" means a Salary Deferral Commitment or a Bonus Deferral Commitment made by a Participant pursuant to Article III and for which a Participation Agreement has been submitted by the Participant to the Committee.

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2.11     DEFERRAL PERIOD

         "Deferral Period" means the period over which a Participant has elected to defer a portion of his or her Compensation. The Deferral Period shall be one
(1) calendar year for a Salary Deferral Commitment, or a Bonus Deferral Commitment. The Deferral Period may be modified pursuant to Section 3.3 or
Section 3.5.

2.12     DETERMINATION DATE

         "Determination Date" means the last day of each calendar month.

2.13     DISABILITY

         "Disability" means a physical or mental condition which, in the opinion of the Committee, prevents an Employee from satisfactorily performing Employee's usual duties for Employer. The Committee's decision as to Disability will be based upon medical reports and/or other evidence satisfactory to the Committee.

2.14     EARLY RETIREMENT DATE

         "Early Retirement Date" means the date prior to a Participant's Normal Retirement Date on which the Participant actually terminates Employment following the attainment of age fifty-five (55) and completion of five (5) Years of Service.

2.15     ELECTIVE DEFERRED COMPENSATION

         "Elective Deferred Compensation" means the amount of Compensation that a Participant elects to defer pursuant to a Deferral Commitment.

2.16     EMPLOYEE

         "Employee" shall mean a person, other than an independent contractor, who is receiving remuneration for services rendered to, or labor performed for, the Employer (or who would be receiving such remuneration except for an authorized leave of absence) with respect to such person's duties as a key employee of the Employer as determined by the Committee under Article III.

2.17     EMPLOYER

         "Employer" means the Corporation and any affiliated or subsidiary corporation of the Corporation which is incorporated under the laws of any state of the United States.

2.18     EMPLOYER PLANS

         "Employer Plans" shall mean any employee benefit plan or contract from which benefits may be payable to the Participant.

2.19     EMPLOYMENT

         "Employment" means a Participant's ongoing service with the Employer.

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2.20     FINANCIAL HARDSHIP

         "Financial Hardship" means severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but in any case, payment may not be made to the extent that such hardship is or may be relieved:

              (a) Through   reimbursement   or  compensation  by  insurance  or
         otherwise;

              (b) By liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

              (c) By cessation of deferrals under the Plan.

              (d) By borrowing from commercial sources on reasonable commercial terms.

2.21     INTEREST

         "Interest" on a Determination Date means interest computed at the rate provided below:

              (a) MOODY'S ACCOUNT INTEREST. The interest yield credited to a Moody's Account shall be equal to the monthly equivalent of the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding calendar month as published by Moody's Investor Service, Inc. (or any successor thereto) or, if such index is no longer published, a substantially similar index selected by the Board.

              (b) RETIREMENT ACCOUNT INTEREST. The interest yield credited to a Retirement Account shall be equal to the monthly equivalent of the effective annual yield on the Moody's Account plus two (2) percentage points.

2.22     NORMAL RETIREMENT DATE

         "Normal Retirement Date" means the first day of the month coinciding with or next following the date on which the Participant attains age sixty-five
(65).

2.23     PARTICIPANT

         "Participant"   means  any  individual  who  is  participating  or  has
participated in the Plan as provided in Article III.

2.24     PARTICIPATION AGREEMENT

         "Participation   Agreement"   means  the   agreement   submitted  by  a
Participant to the Committee prior to the beginning of the Deferral Period, with respect to one or more Deferral Commitments made for such Deferral Period.

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2.25     PLAN BENEFIT

         "Plan Benefit" means the benefit payable to a Participant as calculated in Article V.

2.26     QUALIFIED PLAN

         "Qualified Plan" means the Louisiana-Pacific Corporation Salaried Employees' Stock Ownership Trust and any successor thereof.

2.27     RETIREMENT

         "Retirement" means severance of Employment at the Participant's Normal Retirement Date or Early Retirement Date as applicable.

2.28     YEARS OF SERVICE

         "Years of Service" shall have the meaning provided for such term for vesting purposes under the Qualified Plan, whether or not the Participant participates in that Plan.

               ARTICLE III--PARTICIPATION AND DEFERRAL COMMITMENTS

3.1      ELIGIBILITY AND PARTICIPATION

              (a) ELIGIBILITY. Employees eligible to participate in the Plan shall be those key management employees of the Employer who are designated, from time to time, by the Committee as eligible to participate in the Plan.

              (b) PARTICIPATION. An eligible Employee who elects to participate in the Plan with respect to any Deferral Period must submit a Participation Agreement to the Committee prior to the Deferral Period.

              (c) PART-YEAR PARTICIPATION. In the event that an Employee first becomes eligible to participate during a Deferral Period, a Participation Agreement must be submitted to the Committee no later than thirty (30) days following notification of the Employee of eligibility to participate. Such Participation Agreement shall be effective only with regard to Compensation earned or payable following the submission of the Participation Agreement to the Committee.

3.2      FORM OF DEFERRAL; MINIMUM DEFERRAL

         A Participant may elect in the Participation Agreement any of the following Deferral Commitments:

              (a) SALARY DEFERRAL COMMITMENT. A Participant may elect to defer any portion of his or her base salary for the Deferral Period. The amount to be deferred shall be stated as a percentage of base salary or dollar amount and may not be less than two thousand four hundred dollars ($2,400).

              (b) BONUS DEFERRAL COMMITMENT. A Participant may elect to defer all or a portion of the bonus amounts to be paid by the Employer in the Deferral Period. The amount to be

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         deferred  shall be stated as an even  percentage of such bonus and must not be less than two thousand four hundred dollars ($2,400), unless the Participant also elects to make a Salary Deferral Commitment, in which case there shall be no minimum Bonus Deferral Commitment.

3.3      ELECTIONS FOR PART YEARS

         In the event an Employee becomes eligible to participate in the Plan at any time other than January 1 of any calendar year, the amount which must be completed under the appropriate minimum Deferral Commitment stated in Section
3.2 during the initial partial year of participation shall be the pro-rata portion based upon complete months left in the initial calendar year.

3.4      LIMITATION ON DEFERRAL

         A Participant may defer up to one hundred percent (100%) of the Participant's Compensation. However, the Committee may impose another maximum deferral amount or increase the minimum deferral amount under Section 3.2 from time to time by giving written notice to all Participants, provided, however, that no such changes may affect a Deferral Commitment made prior to the Committee's action.

3.5      MODIFICATION OF DEFERRAL COMMITMENT

         A Deferral Commitment shall be irrevocable except that the Committee may permit a Participant to reduce the amount to be deferred, or waive the remainder of the Deferral Commitment, upon a finding that the Participant has suffered a Financial Hardship. If a Participant ceases receiving Compensation during a Deferral Period due to Disability, the Deferral Commitment shall cease at that time.

3.6      CESSATION OF ELIGIBILITY

         In the event a Participant ceases to be designated by the Committee as eligible to participate in the Plan by reason of a change in employment status or otherwise, no further amounts of his or her Compensation shall be deferred under a Deferral Commitment after the date of such cessation of eligibility.

                    ARTICLE IV--DEFERRED COMPENSATION ACCOUNT

4.1      ACCOUNTS

         For recordkeeping purposes only, two (2) Accounts shall be maintained for each Participant, a Retirement Account and a Moody's Account, only one of which shall be payable to the Participant under Section 5.1, Section 5.2 or
Section 5.3.

4.2      ELECTIVE DEFERRED COMPENSATION

         A Participant's Elective Deferred Compensation shall be credited to the Participant's Account as the corresponding nondeferred portion of the Compensation becomes or would have become payable. Any withholding of taxes or other amounts with respect to deferred Compensation that is required by state, federal, or local law shall be withheld from the Participant's nondeferred Compensation to the maximum extent possible with any excess being withheld from the Participant's Account.

4.3      QUALIFIED PLAN MAKEUP CREDIT

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         The Employer shall credit to each Participant's Account on the last day of each year a Qualified Plan Makeup Credit ("Makeup"), which shall be the difference between:

              (a) The amount which would have been contributed to the Qualified Plan if no deferrals had been made under this Plan; and

              (b) The amounts actually contributed to the Qualified Plan for such Participant.

4.4      INTEREST

         The Accounts shall be credited monthly with the appropriate Interest earned based on the interest rates specified in Section 2.21. Interest earned shall be calculated as of each Determination Date based upon the average daily balance of the Account since the preceding Determination Date and shall be credited to the Participant's Accounts at that time.

4.5      DETERMINATION OF ACCOUNTS

         Each Participant's Retirement Account and Moody's Account as of each Determination Date shall consist of the balance of the Participant's Accounts as of the immediately preceding Determination Date, plus the Participant's Elective Deferred Compensation credited, any Makeup credited and the appropriate Interest earned, minus the amount of any withdrawals or distributions made since the immediately preceding Determination Date.

4.6      VESTING OF ACCOUNTS

         Each Participant shall be one hundred percent (100%) vested at all times in the amount of Compensation elected to be deferred under this Plan and Interest thereon. Any Makeup credited to the Participant's Account shall vest at the same rate as the underlying Qualified Plan, except upon a Change in Control, Disability, or death, in which case the Participant shall be one hundred percent (100%) vested in the Makeup. However, the Participant shall be entitled to receive either the Retirement Account or the Moody's Account, as determined under Article V, but not both.

4.7      STATEMENT OF ACCOUNTS

         The Committee shall submit to each Participant, within one hundred twenty (120) days after the close of each calendar year and at such other time as determined by the Committee, a statement setting forth the balance to the credit of each Account maintained for a Participant.

                            ARTICLE V--PLAN BENEFITS

5.1      RETIREMENT BENEFIT

         The Employer shall pay a Plan Benefit equal to the Participant's Retirement Account to a Participant who terminates Employment by reason of Retirement, Disability or within twenty-four (24) months of a Change in Control.

5.2      TERMINATION BENEFIT

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         Except as may otherwise be provided in Section 5.3, the Employer  shall pay a Plan Benefit equal to the Participant's vested Moody's Account to a Participant who terminates Employment for any reason other than those provided for in Section 5.1.

5.3      DEATH BENEFIT

         Upon the death of a Participant, the Employer shall pay to the Participant's Beneficiary an amount determined as follows:

              (a) POSTTERMINATION. If the Participant dies after termination of Employment, the amount payable shall be equal to the remaining unpaid balance of the Participant's appropriate Account.

              (b) PRETERMINATION. If the Participant dies prior to termination of Employment, the amount payable shall be the Participant's Retirement Account balance.

5.4      IN-SERVICE WITHDRAWALS

         Participants shall be permitted to elect to withdraw amounts from their Account subject to the following restrictions:

              (a) ELECTION TO WITHDRAW. An election to make an in-service withdrawal must be made at the same time the Participant enters into a Participation Agreement for a Deferral Commitment. The date of the in-service withdrawal cannot be earlier than five years after the date the Deferral Period begins under the Deferral Commitment. Such election may be modified no later than the end of the calendar year two (2) calendar years prior to the calendar year the Participant was scheduled to receive the benefits.

              (b) AMOUNT OF WITHDRAWAL. The amount which a Participant can elect to withdraw with respect to any Deferral Commitment shall be limited to one hundred percent (100%) of the amount of such Deferral Commitment plus interest.

              (c) FORM OF IN-SERVICE WITHDRAWAL PAYMENT. The amount elected to be withdrawn shall be paid in a lump sum unless the Committee approves an alternative form of payment at the time elected by the Participant in the Participation Agreement wherein he or she elected the in-service withdrawal.

5.5      HARDSHIP DISTRIBUTIONS

         Upon a finding that a Participant has suffered a Financial Hardship or a Disability, the Committee may, in its sole discretion, make distributions from the Participant's Account prior to the time specified for payment of benefits under the Plan. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's requirements during the Financial Hardship or Disability.

5.6      FORM OF BENEFIT PAYMENT

              (a) All Plan Benefits other than In-Service Withdrawals or Hardship Distributions shall be paid in the form selected by the Participant at the time of the Deferral Commitment from among the following alternatives:

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                   (i)   Lump sum payment

                   (ii) Substantially equal annual installments of the Account and Interest amortized over a period of five (5) years

                   (iii) Substantially equal annual installments of the Account and Interest amortized over a period often (10) years

                   (iv) Substantially equal annual installments of the Account and Interest amortized over a period of fifteen (15) years

                   (v) Any other method that is the Actuarial Equivalent of the Participant's appropriate Account balance

              (b) Payment shall commence as elected by the Participant, which shall be either within sixty-five (65) days of termination or in January following the Participant's termination.

              (c) The Participant may modify the form or timing of benefit payment as long as such modification is made before the end of the calendar year two (2) calendar years prior to when the Participant's benefits were scheduled to commence had the modification not been made.

5.7      SMALL ACCOUNTS

         Notwithstanding Section 5.6(a), if a Participant's Account is less than twenty thousand dollars ($20,000), the Committee may, in its sole discretion, pay the Participant in a lump sum.

5.8      ACCELERATED DISTRIBUTION

         Notwithstanding any other provision of the Plan, at any time, a Participant shall be entitled to receive, upon written request to the Committee, a lump-sum distribution equal to ninety percent (90%) of the vested Account balance as of the Determination Date immediately preceding the date on which the Committee receives the written request. The remaining balance shall be forfeited by the Participant and the Participant will not be allowed to participate in this Plan in the future. The amount payable under this section shall be paid in a lump sum within thirty (30) days following the receipt of the notice by the Committee from the Participant.

5.9      EXCISE TAX AND LOST BENEFIT MAKEUP

         If as a result of participating in this Plan the Participant is required to pay additional excise tax under Section 4999 of the Internal Revenue Code ("IRC"), or receives a smaller benefit from any other Employer Plan as a result of any IRC Section 280G Golden Parachute limitations, then a makeup amount shall be payable from this Plan. This amount shall be equal to the amount of Section 4999 excise tax payable and any lost benefit from other Employer Plans due to IRC Section 280G Golden Parachute limitation, as a result of participation in this Plan, plus any excise tax or income taxes payable due to this payment. The Company and Participant shall cooperate in good faith in making such determination and in providing the necessary information for this purpose.

5.10     WITHHOLDING; PAYROLL TAXES

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         The Employer  shall  withhold from  payments  made  hereunder any taxes required to be withheld from such payments under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax pursuant to Section 3405(a)(2) of Internal Revenue Code, or any successor provision thereto.

5.11     PAYMENT TO GUARDIAN

         If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of his or her property, the Committee may direct payment of such Plan Benefit to the guardian, legal representative, or person having the care and custody of such minor, incompetent, or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan Benefit. Such distribution shall completely discharge the Committee from all liability with respect to such benefit.

                       ARTICLE VI--BENEFICIARY DESIGNATION

6.1      BENEFICIARY DESIGNATION

         Subject to Section 6.3, each Participant shall have the right, at any time, to designate one or more persons or an entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the Participant's Account. Each Beneficiary designation shall be in a written form prescribed by the Committee and shall be effective only when filed with the Committee during the Participant's lifetime.

6.2      CHANGING BENEFICIARY

         Subject to Section 6.3, any Beneficiary designation may be changed by a Participant without the consent of the previously named Beneficiary by the filing of a new designation with the Committee. The filing of a new designation shall cancel all designations previously filed. If a Participant's Compensation is community property, any Beneficiary designation shall be valid or effective only as permitted by applicable law.

6.3      COMMUNITY PROPERTY

         If the Participant resides in a community property state, the following rules shall apply:

              (a) Designation by a married Participant of a Beneficiary other than the Participant's spouse shall not be effective unless the spouse executes a written consent that acknowledges the effect of the designation, or it is established the consent cannot be obtained because the spouse cannot be located.

              (b) A married Participant's Beneficiary designation may be changed by a Participant with the consent of the Participant's spouse as provided for in Section 6.3(a) by the filing of a new designation with the Committee.

              (c) If  the  Participant's   marital  status  changes  after  the
         Participant has designated a Beneficiary, the following shall apply:

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                   (i)   If the  Participant is married at the time of death but
              was unmarried when the designation was made, the designation shall be void unless the spouse has consented to it in the manner prescribed in Section 6.3(a).

                   (ii) If the Participant is unmarried at the time of death but was married when the designation was made:

                        a) The designation shall be void if the spouse was named
                   as Beneficiary unless Participant had submitted a change of beneficiary listing the former spouse as the beneficiary

                        b) The  designation  shall  remain  valid if a nonspouse
                   Beneficiary was named.

                   (iii) If the Participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new. spouse has consented to it in the manner prescribed above.

6.4      NO BENEFICIARY DESIGNATION

         In the absence of an effective Beneficiary Designation, or if all designated Beneficiaries predecease the Participant or dies prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be the person in the first of the following classes in which there is a survivor:

              (a) the surviving spouse;

              (b) the Participant's children, except that if any of the children predeceases the Participant but leaves issue surviving, then such issue shall take by right of representation the share the parent would have taken if living;

              (c) the Participant's estate.

6.5      EFFECT OF PAYMENT

         The payment to the deemed Beneficiary shall completely discharge Employer's obligations under the Plan.

                           ARTICLE VII--ADMINISTRATION

7.1      COMMITTEE; DUTIES

         The Plan shall be administered by the Committee, which shall consist of not less than three (3) persons appointed by the Chief Executive Officer and which may include the CEO as a member. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions, including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

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7.2      AGENTS

         The Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

7.3      BINDING EFFECT OF DECISIONS

         The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

7.4      INDEMNITY OF COMMITTEE

         The Employer shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

                         ARTICLE VIII--CLAIMS PROCEDURE

8.1      CLAIM

         Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing as soon as practicable.

8.2      DENIAL OF CLAIM

         If the claim or request is denied, the written notice of denial shall state:

              (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based.

              (b) A description of any additional material or information required and an explanation of why it is necessary.

              (c) An explanation of the Plan's claim review procedure.

8.3      REVIEW OF CLAIM

         Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee which may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4      FINAL DECISION

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         The decision on review  shall  normally be made within sixty (60) days.
If  an  extension   of  time  is  required  for  a  hearing  or  other   special
circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                  ARTICLE IX--AMENDMENT AND TERMINATION OF PLAN

9.1      AMENDMENT

         The Corporation may at any time amend the Plan in whole or in part; provided, however, that any such amendment that would materially increase the benefits provided under the Plan shall be subject to the prior approval of the Board. Provided, further, that no amendment shall be effective to decrease or restrict the amount accrued to the date of Amendment in any Account maintained under the Plan. Changes in the definition of "Interest" shall be subject to the following restrictions:

              (a) NOTICE. A change shall not become effective before the first day of the calendar year which follows the adoption of the amendment and at least thirty (30) days written notice of the amendment to the Participant.

              (b) CHANGE IN CONTROL. Any change in the definition of Interest after a Change in Control shall apply only to those amounts credited to the Participant's Account as a result of Deferral Commitments made after the Change in Control.

9.2      EMPLOYER'S RIGHT TO TERMINATE

         The Corporation may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting or other effects of the continuance of the Plan, or potential payments thereunder would not be in the best interests of the Employer.

              (a) PARTIAL TERMINATION. The Corporation may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments. In the event of such a Partial Termination, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such Partial Termination.

              (b) COMPLETE TERMINATION. The Corporation may completely terminate the Plan by instructing the Committee not to accept any additional
         Deferral Commitments, and by terminating all ongoing Deferral Commitments. In the event of Complete Termination, the Plan shall cease to operate and the Employer shall pay out to each Participant their Retirement Account as if the Participant had terminated service as of the effective date of the Complete Termination. Payments shall be made in equal annual installments over the period listed below, based on the Retirement Account balance:

         RETIREMENT ACCOUNT BALANCE             PAYOUT PERIOD
         ----------------------------------------------------
         Less than $10,000                           1 Year
         $10,000 but less than $50,000               3 Years
         More than $50,000                           5 Years
         ====================================================

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                            ARTICLE X--MISCELLANEOUS

10.1     UNFUNDED PLAN

         This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and no further benefits shall accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt. In the event of such termination, all ongoing Deferral Commitments shall terminate, no additional Deferral Commitments will be accepted by the Committee, and the amount of each Participant's vested Account balance shall be distributed to such Participant at such time and in such manner as the Committee, in its sole discretion, determines.

10.2     UNSECURED GENERAL CREDITOR

         In the event of Employer's insolvency, Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Employer. In that event, any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise of the Employer to pay money in the future.

10.3     TRUST FUND

         The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

10.4     NONASSIGNABILITY

         Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.5     NOT A CONTRACT OF EMPLOYMENT

         The terms and conditions of the Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or his or her Beneficiary) shall have no

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

rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

10.6     PROTECTIVE PROVISIONS

         A Participant will cooperate with the Employer by furnishing any and all information requested by the Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Employer may deem necessary and taking such other action as may be requested by the Employer.

10.7     TERMS

         Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

10.8     CAPTIONS

         The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

10.9     GOVERNING LAW; ARBITRATION

         The provisions of the Plan shall be construed and interpreted according to the laws of the State of Oregon. Any dispute or claim that arises out of or that relates to the Plan or to the interpretation, breach, or enforcement of the Plan, must be resolved by mandatory arbitration in accordance with the then effective arbitration rules of Arbitration Service of Portland, Inc., and any judgment upon the award rendered pursuant to such arbitration may be entered in any court having jurisdiction thereof.

10.10    VALIDITY

         In case any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.11    NOTICE

         Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee or the Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

10.12    SUCCESSORS

         The provisions of the Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which

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shall,  whether by merger,  consolidation,  purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

                                         LOUISIANA-PACIFIC CORPORATION


                                    By:  /s/ Mark A. Suwyn
                                         Chairman and Chief Executive Officer


                                    By:  /s/ Anton C. Kirchhof
                                         Secretary


                                 Dated:  July 1, 1997

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